Exhibit 32.2

                            SECTION 906 CERTIFICATION


I, Dennis M. McGrath, Chief Financial Officer of PhotoMedex, Inc., a Delaware corporation (the "Company"), do hereby certify, in accordance with 18 U.S.C.
Section 1350, as created pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

              (1) the accompanying Quarterly Report on Form 10-Q of the Company for the three and nine months ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

              (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                       PHOTOMEDEX INC.


Dated: November 14, 2003
                                                    By:/S/ DENNIS M. MCGRATH
                                                        ---------------------
                                                        Dennis M. McGrath
                                                        Chief Financial Officer





         A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to PhotoMedex, Inc. and will be retained by PhotoMedex, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.